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                                                                    EXHIBIT 23.0

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-82676, 33-82194, 33-95248 and 333-65063) of FLIR
Systems, Inc. of our report dated April 14, 2000 in this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which also appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Portland, Oregon
April 14, 2000